BETA Technologies, Inc. Announces Third Quarter 2025 Results

Successfully Listed as a Public Company on NYSE

Formed Strategic Partnership with GE Aerospace Including $300M Equity Investment

Received FAA Part 35 Type Certification for Hartzell Propeller

BUSINESSWIRE – South Burlington, VT –December 4, 2025 – BETA Technologies, Inc. (NYSE: BETA) (“BETA” or the “Company”), an electric aerospace company, leading in the development and commercialization of electric aircraft, charging infrastructure, and aerospace grade electric propulsion, today announced its financial and operating results for the third quarter ended September 30, 2025.

Kyle Clark, President and Chief Executive Officer, commented, “It’s been an incredibly exciting time at BETA following our recent listing on the New York Stock Exchange last month. As a newly public company, we remain firmly grounded in what makes BETA unique—our simple, stepwise approach, our vertical integration and our focus on designing and manufacturing the complete electric aviation ecosystem to meet the needs of customers around the world. We are redefining aerospace and capturing the significant, untapped opportunity in sustainable, reliable, and efficient electric aviation.”

Third Quarter Highlights

•Initial Customer Deliveries: Delivered an ALIA CTOL (as defined below) aircraft to Norway for demonstration flights with the Bristow Group in Norway’s international test arena for zero and low emission aviation. Additionally, BETA shipped another ALIA CTOL to New Zealand for demonstration flights with Air New Zealand.

•First Certified AAM Technology: Certified the first pusher propeller in partnership with Hartzell under FAA Part 35 Type Certification for electric aircraft. This milestone supports the process of obtaining Type Certification for BETA’s H500A electric engine under Part 33 given the shared requirements among each program.

•Progressed VTOL Testing: Completed and was granted a Special Airworthiness Certificate by the FAA for its first production ALIA VTOL (as defined below) and successfully entered piloted flight testing.

•Partnered with Legacy Aerospace on Hybrid Solutions: Formed a strategic partnership with GE Aerospace, including a $300 million equity investment, to co-develop a hybrid electric turbogenerator for Advanced Air Mobility applications, including long-range hybrid Vertical Takeoff and Landing (“VTOL”) aircraft, future BETA aircraft, and additional applications.

•Varied Propulsion Applications: BETA and General Dynamics announced a partnership in which BETA will design and manufacture propulsion systems for classified undersea applications. This partnership is a testament to BETA’s full stack technology control and leadership within electric aerospace.

•Growing Orderbook: As of September 30, 2025, BETA had an existing civil aircraft backlog of 891 aircraft worth $3.5 billion, of which 289 are for firm orders and 602 are for options. The strength of this orderbook highlights the diversity of civil uses for our aircraft, including cargo, logistics, medical, and passenger missions.

Third Quarter 2025 Financial Highlights

	For the Three Months Ended September 30,
(In thousands, except per share amounts)	2025	2024
Revenues	$8,918	$3,066
Cost of Revenues	2,741	1,189
Gross Margin	6,177	1,877
General and Administrative	30,380	20,834
Research and Development	56,371	54,043
Total Operating Expenses	86,751	74,877
Loss from Operations	(80,574)	(73,000)
Net Loss Attributable to Common Stockholders	(451,810)	(82,099)
Net Loss per Share Attributable to Common Stockholders	(9.83)	(1.81)
Adjusted EBITDA (1)	(67,575)	(64,194)
Capital Expenditures (2)	12,957	13,052
Cash and Cash Equivalents	687,627	52,248
(1) In addition to results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release contains financial measures that are not calculated and presented in accordance with GAAP. See “Non-GAAP Financial Measures” for definitions of these non-GAAP financial measures and a reconciliation of the non-GAAP measures to their related GAAP measures can be found in the supplemental tables later in this press release.
(2) Represents purchases of property and equipment.

Financial Highlights

Revenues during the quarter ended September 30, 2025 were $8.9 million. Product revenue was $2.9 million, exceeding management’s expectations as the result of ahead-of-schedule motor deliveries that were originally planned for the fourth quarter. Service revenue was $6 million driven by defense contracts. Together, product and service revenue growth highlight BETA’s leadership position in both the technological innovation and execution of electric aviation.
Operating expenses during the quarter ended September 30, 2025 were $86.8 million, including $56.4 million of research and development expense and $30.4 million of general and administrative expense.

Net loss attributable to common stockholders during the quarter was $451.8 million, or $9.83 per share, unfavorably impacted by the loss on issuance of convertible preferred stock.

Adjusted EBITDA during the quarter ended September 30, 2025 was ($67.6) million, reflecting our efforts to closely manage expenses.

Capital expenditures in the quarter were $13.0 million, further supporting the expansion of our manufacturing capacity, testing facilities, and other resources for aircraft development.

Cash Flow and Liquidity

BETA ended the quarter with $687.6 million in cash and cash equivalents compared to $52.2 million in the prior year period. This amount excludes approximately $1.1 billion in IPO net proceeds that will be reported in our results for the annual period ended December 31, 2025.

The Company continues to invest in research and development, manufacturing scale-up, and working capital to support growth and personnel expansion. Ongoing investment in production facilities, vertiports, and supporting infrastructure remains critical as BETA advances toward commercialization.

Financial Outlook

BETA currently expects full year 2025 Revenue to be in the range of $29 million to $33 million and full year 2025 Adjusted EBITDA to be in the range of ($295) million to ($325) million.

We have not reconciled our forward-looking Adjusted EBITDA estimates because certain items that impact this non-GAAP metric are uncertain or out of our control and cannot be reasonably predicted. In particular, stock based compensation expense is impacted by the future fair market value of our common stock along with other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2025 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of this forward-looking non-GAAP metric is not available without unreasonable effort.

Webcast and Conference Call Details

BETA will host a live webcast and conference call at 8:30 am ET today to discuss the quarter’s results. A link to the live webcast and supporting materials can be accessed on the Company’s Investor Relations website and a replay webcast will be available following the call. Participants may also join the conference call by dialing 800-343-4136 (domestic) or 203-518-9843 (international) and entering the access code BETAQ325.

BETA uses its investors.beta.team website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About BETA Technologies, Inc.

BETA (NYSE: BETA) is an aerospace company designing, manufacturing and selling high-performance electric aircraft, advanced electric propulsion systems, components and charging systems to top operators worldwide. BETA has built and flown its family of ALIA aircraft, consisting of both conventional fixed-wing electric aircraft (the “ALIA CTOL”) and electric vertical takeoff and landing aircraft (“ALIA VTOL”), more than 100,000 nautical miles, including multiple trips across the United States. BETA is deploying a network of charging infrastructure to enable the growing industry with more than 50 sites online across the United States and Canada. BETA’s intentional approach to developing the enabling technologies necessary to electrify aviation unlocks lucrative after market revenue opportunity over the life of each aircraft. These highly scalable enabling technologies allow BETA to serve a customer base across cargo and logistics, defense, passenger and medical end markets and unlock cost-effective and safe missions. BETA was named the #1 company on TIME’s list of the World’s Top GreenTech Companies of 2025. Visit www.beta.team for more information about BETA and its products.

Contacts

Media:
Lexi Pace
pa@beta.team

Investor Relations:
Devon Rothman
investors@beta.team

Forward Looking Statements

This press release and the accompanying earnings call contain forward-looking statements within the meaning of federal securities laws. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our future financial and operating performance, including our outlook and guidance; our regulatory outlook, progress and timing; our business strategy, plan, objectives, and goals; capital needs and the growth of our growth of our operations, manufacturing capabilities, and supporting infrastructure for aircraft development and deployment; plans and anticipated benefits with respect to our collaborations with third parties, and projected demand for our aircraft, other products, and services.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, factors as discussed throughout the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our prospectus for our IPO filed with the Securities and Exchange Commission (the “SEC”)

on November 4, 2025 pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended, as well as the subsequent periodic and current reports and other filings that we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying earnings call.

Any forward-looking statement made by us in this press release and the accompanying earnings call is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

In addition to traditional financial metrics, we use EBITDA and Adjusted EBITDA to help us evaluate our business.

We define EBITDA as net loss, adjusted for interest income, interest expense, income tax expense, and depreciation and amortization. We define Adjusted EBITDA as EBITDA adjusted for loss on issuance of convertible preferred stock, stock based compensation expense, warrant expense, loss on disposal of property and equipment, and IPO readiness costs.

We believe that these non-GAAP measures provide useful information to investors because they allow for greater transparency into what measures we use in operating our business and measuring our performance and enable comparison of financial trends and results between periods where items may vary independent of business performance. These non-GAAP measures are presented for supplemental informational purposes and should not be considered as substitutes for or superior to financial information presented in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses that are required by GAAP to be recorded in our financial statements, and they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Further, non-GAAP financial measures are not standardized. It may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. In addition, investors are encouraged to review our consolidated financial statements included in our filings with the SEC in their entirety and not rely solely on any single financial measure.

We caution readers that our definitions of these non-GAAP financial measures may not be calculated in the same manner as similar measures used by other companies. Reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures are included in the schedules attached to this press release.

BETA Technologies, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except share and per share amounts)
(unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Product revenue	$2,917	$799	$7,993	$1,395
Service revenue	6,001	2,267	16,490	9,260
	8,918	3,066	24,483	10,655
Cost of revenues:
Product revenue	1,660	662	2,255	1,250
Service revenue	1,081	527	3,415	2,049
	2,741	1,189	5,670	3,299
Gross margin:
Product revenue	1,257	137	5,738	145
Service revenue	4,920	1,740	13,075	7,211
	6,177	1,877	18,813	7,356
Operating expenses:
Research and development	56,371	54,043	170,484	146,152
General and administrative	30,380	20,834	86,241	57,399
Total operating expenses	86,751	74,877	256,725	203,551
Loss from operations	(80,574)	(73,000)	(237,912)	(196,195)
Other (expense) income:
Interest expense	(3,464)	(2,908)	(9,214)	(8,502)
Interest income	2,628	1,035	7,348	5,740
Loss on issuance of convertible preferred stock	(355,551)	—	(355,551)	—
Total other (expense)	(356,387)	(1,873)	(357,417)	(2,762)
Loss before income taxes	(436,961)	(74,873)	(595,329)	(198,957)
Income tax expense	(253)	(191)	(580)	(246)
Net loss	(437,214)	(75,064)	(595,909)	(199,203)
Convertible preferred stock PIK dividend	(14,596)	(7,035)	(39,136)	(19,987)
Net loss attributable to common stockholders	$(451,810)	$(82,099)	$(635,045)	$(219,190)
Net loss per share attributable to common stockholders, basic and diluted	$(9.83)	$(1.81)	$(13.86)	$(4.85)
Weighted average common shares outstanding, basic and diluted	45,948,603	45,269,895	45,807,560	45,174,580
Comprehensive loss:
Net loss	$(437,214)	$(75,064)	$(595,909)	$(199,203)
Foreign currency translation adjustments	(110)	23	114	(47)
Comprehensive loss	$(437,324)	$(75,041)	$(595,795)	$(199,250)

BETA Technologies, Inc.
Summary Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$687,627	$301,396
Accounts receivable	7,683	2,152
Prepaid expenses and other current assets	17,196	23,791
Total current assets	712,506	327,339
Property and equipment, net	331,706	319,588
Operating lease right-of-use assets	16,582	16,411
Prepaid expenses and other non-current assets	8,543	3,034
Total assets	$1,069,337	$666,372
Liabilities, Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,166	$16,232
Deferred revenue, current	3,616	6,401
Operating lease liabilities, current	1,540	1,741
Notes payable, current	5,670	2,835
Accrued expenses and other current liabilities	44,320	29,345
Total current liabilities	68,312	56,554
Deferred revenue, non-current	12,430	6,360
Operating lease liabilities, non-current	16,995	16,683
Notes payable, non-current	179,103	149,231
Other liabilities	2,608	1,601
Total liabilities	279,448	230,429
Total convertible preferred stock and stockholders’ equity	789,889	435,943
Total liabilities, convertible preferred stock and stockholders’ equity	$1,069,337	$666,372

BETA Technologies, Inc.
Non-GAAP EBITDA and Adjusted EBITDA Reconciliation
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net loss	$(437,214)	$(75,064)	$(595,909)	$(199,203)
Increase (decrease) as adjusted for:
Interest income	(2,628)	(1,035)	(7,348)	(5,740)
Interest expense	3,464	2,908	9,214	8,502
Income tax expense	253	191	580	246
Depreciation and amortization expense	5,794	3,888	16,314	11,313
EBITDA	$(430,331)	$(69,112)	$(577,149)	$(184,882)
Loss on issuance of convertible preferred stock	355,551	—	355,551	—
Stock based compensation expense	5,205	4,567	16,819	9,172
Warrant expense	308	—	308	—
Loss on disposal of property and equipment	932	351	2,473	591
IPO readiness costs(1)	760	—	1,310	—
Adjusted EBITDA	$(67,575)	$(64,194)	$(200,688)	$(175,119)

(1) Represents legal and accounting related expenses incurred in connection with becoming a public company.